Impairment of Intangible Assets	6 Months Ended
Jun. 30, 2024
Disclosure of impairment loss and reversal of impairment loss [abstract]
Impairment of Intangible Assets

B.4. IMPAIRMENT OF INTANGIBLE ASSETS
The monitoring of impairment indicators for other intangible assets led to the recognition of a net reversal of impairment losses amounting to €366 million in the first half of 2024, mainly due to an increase in the recoverable amounts of certain marketed products and other rights in the Biopharma segment.